UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 21, 2013 (November 21, 2013)
Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 W. Washington Ave Madison, WI 53703	(608) 443-1600
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 21, 2013, Sonic Foundry, Inc. reported financial results for the fiscal quarter and year ended September 30, 2013.  See attached press release at exhibit 99.1.

Item 8.01 Other Events

On November 21, 2013, Sonic Foundry issued two press releases announcing that it had entered into non-binding term sheets to purchase the remaining shares of stock in Mediasite K.K., and to acquire MediaMission, the marketing leading enterprise video providers in Japan and the Netherlands. With these agreements, Sonic Foundry expects to significantly expand its global market reach in the Asia-Pacific region and Europe, and accelerate the company's commitment to enterprise video communications world-wide. See attached press releases at exhibit 99.2 and 99.3.

The information in this Report on Form 8-K (including the exhibits) is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release concerning financial results for the fiscal quarter and year ended September 30, 2013.

EXHIBIT LIST

NUMBER	DESCRIPTION

99.1	Press release concerning financial results for the fiscal quarter and year ended September 30, 2013.

99.2	Press release concerning Sonic Foundry Agrees to Acquire Japanese Enterprise Video Company, Mediasite K.K.

99.3	Press release concerning Sonic Foundry Agrees to Acquire MediaMission, a Netherlands Enterprise Video Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

November 21, 2013	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Chief Financial Officer